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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) June 3, 2003
                                                          ------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                 04-3510455
      --------                      ---------               ----------
(State or other jurisdiction of    (Commission             (IRS Employer
incorporation)                      File Number)           Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
               ------------------------------------------------
                   (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1  Press Release Dated June 3, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On June 3, 2003, Berkshire Hills Bancorp, Inc. (the "Company") announced that it completed a 312,516 share repurchase program at an average cost of $23.08 per share. The Company also announced that its board of directors authorized the repurchase of an additional 300,000 shares, or approximately 5%, of the Company's outstanding shares.

      The press release announcing the completion of the repurchase program and the authorization of an additional repurchase program is filed as Exhibit 99.1 and incorporated herein by reference.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BERKSHIRE HILLS BANCORP, INC.


Dated: June 3, 2003                    By: /s/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer